Trade and other receivables	12 Months Ended
Dec. 31, 2018
Trade And Other Receivables [Abstract]
Trade and other receivables

20 Trade and other receivables

	2018 £m	2017 Restated £m
Trade receivables	1,829	1,682
Loss allowance	(87)	(79)
	1,742	1,603
Prepayments and accrued income	224	219
Net finance lease receivable	49	57
Total	2,015	1,873

Trade receivables are predominantly non-interest bearing and their carrying amounts approximate to their fair value.

Trade receivables are stated net of a loss allowance for expected credit losses. The movements in the loss allowance during the year were as follows:

	2018 £m	2017 £m
At start of year	79	56
Charge for the year	14	39
Trade receivables written off	(8)	(15)
Exchange translation differences	2	(1)
At end of year	87	79